Velocity Commercial Capital Loan Trust 2026-3 ABS 15G

Exhibit 99.12

VCC 2026-3

Velocity Commercial Capital, LLC

Opus Capital Markets Consultants, LLC

5718 Westheimer Road - Suite 1000 | Houston, TX 77057 | www.opuscmc.com | 224.632.1300

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Executive Narrative

June 26, 2026

Performed by

Opus Capital Markets Consultants, LLC

For

Velocity Commercial Capital, LLC

This report summarizes the results of a due diligence review performed on (447) loans provided by Velocity Commercial Capital, LLC (“Client” or “VCC”) who provided Opus Capital Markets Consultants, LLC (Consultant) with a data tape, from which 100% of the loan sample was chosen and loaded into the LauraMac underwriting software. Consultant performed a detailed credit review on the loans.

Opus conducted a review of the origination appraisal documentation for each loan and property not included in the Guideline Review. This encompassed four hundred forty-seven (447) loans representing four hundred sixty (460) properties.

For each loan and property, Opus reviewed the applicable appraisal to determine what the property condition was and if the appraiser indicated any damage or safety concerns at the time of the inspection.

Review	Below Average Property Grade	Properties with Visible Damage	Properties with Health or Safety Issues
Property Review	10	5	0

As detailed herein, the pool contains 117 small balance commercial loans and 330 Investor 1-4 Family. The loans were re-underwritten in accordance with the lender guidelines in terms of Exhibit A. The review was conducted between April 8, 2026 through June 15, 2026, via imaged files and provided by the Client (the “Review.”)

The Review totals for mortgage loans within the final securitization population, were as follows:

Property Type	Review Population	Pool Population	% Population Reviewed
Small Bal CRE	61	117	52.14%
Investor 1-4 Family	175	330	53.03%
Total	236	447	52.80%

The SBA loans below are a subset of the previous table.

Review	Program Type	Loan Type	Review Population	Pool Population	% Population Reviewed
Guideline Review (Including Data Integrity)	504 1st	SBA	2	2	100.00%
					0.00%
Total Guideline Review			2	2	100.00%

Notes: All of the loans in the guideline review received a Non-Owner Occupancy review

Review	Property Type	Review Population	Pool Population	% Population Reviewed
Non-Owner Occupancy (“NOO”)	Investor 1-4 Family (not included in Guideline Review	155	330	46.97%
Total NOO Review		155	330	46.97%

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DBRS, Inc. (“DBRS”) and Kroll Bond Rating Agency, Inc. (“Kroll”) who are NRSRO providing a rating on the transaction at the time of this disclosure, does not have published guidelines for this asset class.

The valuation review was split based on the underlying property type, either residential or commercial. All commercial mortgage loans were assigned an “A” NRSRO valuation grade. For this review, Opus did not order any secondary valuation products. However, the client requested a secondary valuation for 175 residential mortgage loans.

EXHIBIT A

Scope of Services:

Guideline Review

Opus will review the loan file for conformity of the items listed below to the underwriting guidelines that were provided to Opus by Client.

In the Guideline Review Population there are two (2) SBA mortgage loans. Opus conducted a review of the 2 SBA loans in accordance with the established guidelines. Our review process aligned with the same criteria used for the guidelines review.

Guideline Review: Opus will review each mortgage loan originated in accordance with guidelines provided by the Client to include if applicable:

Transaction type:
Borrower characteristics Loan characteristics DSCR (if applicable)	LTV/CLTV/HTLTV Representative credit score, Asset reserves	Property type Property usage Occupancy

Credit Application: For the Credit Application, Opus will review the application for: (i) was signed by all listed borrowers, (ii) was substantially filled out, and (iv) included the borrower’s employment history.

Credit Report: Opus’s review will include: the presence of a credit report for each borrower and that such borrower’s credit profile & representative credit score adhered to guidelines.

Borrower Experience: Opus will review documentation provide, such as REO Schedule or Track Record and compare to guideline requirements, as applicable.

Property Management Experience: Opus will review the property management questionnaire or other documentation to support the experience necessary per guidelines.

Business Entity Documents: Opus will review the Business Entity documentation provided as outlined and required per guidelines, which could include Articles of Incorporation, Articles of Organization, Operating Agreement, By-Laws, Certificate of Good Standing, Members Consent, or other documentation required by guidelines.

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Rent and/or Lease: Opus will review the lease or other acceptable documentation to support the rental amount as outline in the guidelines.

Guarantor: Opus will review the guarantor as outlined in the guidelines

Asset Review: Opus will review the asset documentation provided in the loan files to the guideline requirements. Utilizing this documentation, Opus will complete a review of the reserve calculation.

Hazard/Flood Insurance/Taxes: Opus will review the insurance present on the mortgage loan. During this review, as applicable per guidelines.

Occupancy Review: Opus will review the property occupancy is consistent with the mortgage loan approval and borrowers’ application disclosure based solely on information contained in the mortgage loan file and any fraud report obtained in connection with the mortgage loan.

Business Purpose Affidavit: Opus will review for the present of affidavit confirming the property will be for commercial/investment purpose, including any cash out and they the subject property or any proceeds will not be for personal use.

Environment Report: Reviewing environmental reporting, Flood Certification, and Evidence of Insurance to confirm accuracy and adherence to MCP requirements.

Background or Fraud Report: Opus will review the background or fraud report results in each mortgage loan file, to the extent present, in conjunction with source documents found in the mortgage loan file to assess the likelihood of any misrepresentations associated with the origination of the mortgage loan. If the mortgage loan file did not contain a fraud report and the counterparty did not produce one, Opus will condition the mortgage loan for the missing fraud report product.

Closing Document Review: Opus will review the closing documents are present, Borrower(s) names, Subject Property Address, Legal Description, Signed by Borrowers

Loan File Documentation

Each loan file submitted to Opus for review should contain all documents used to underwrite, review, and close the loan. This would include but not limited to the following (*where applicable):

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1008

1003 – Applications Initial

1003 – Application Final

AUS (DU/LP)

Loan Approvals

Underwriting worksheets

Income worksheets

Rate Lock

Change of Circumstances

Loan Estimates (LE)

Closing Disclosures (CD)

FACTA Disclosures

State Required Disclosures

Federal Required Disclosures

Signature tracking

Net Tangible Benefit Disclosure

Credit Report(s)

Fraud Report

OFAC Report (if not on credit)

Letter of Explanations

Borrower Identification

Business License*

Income Documentations

Asset Documentation

Appraisal(s)

Third Party Valuation (Desk Review/AVM/BPO/Field Review)

Purchase Contract

Environmental Reports

Non Owner Certification & Identification

Final CD/HUD1/Settlement Statement

Flood Insurance

Flood Certification

Mortgage Insurance

Right of Recession

Mortgage/Deed of Trust & Riders

Note & Addendums

Power of Attorney

Entity Documentation

Insurance

RE Tax Certification

Occupancy Affidavit

Business/Investment Purpose Affidavit

Title

Closing Protection Letter

HOA Information

Condo Documents

Guaranty Agreements*

Business P&L*

Business P&L*

Purchase Agreement*

Occupancy & Business Purpose LOI

Rent Roll *

Business Purpose Certification

Cash Out Letter

Verification of Mortgage/Rent

RE Taxes Information

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Non-Owner Occupancy Review

Occupancy Review: Opus will review the property occupancy is consistent with the mortgage loan approval and borrowers’ application disclosure based solely on information contained in the mortgage loan file and any fraud report obtained in connection with the mortgage loan. Additionally, Opus will complete the following:

Review the provided Note and Guaranty Agreement(s) to determine the identity and quantity of individuals serving as either Borrower, Co-borrower, or Guarantor, as well as to confirm whether the borrower and/or co-borrower is a legal business entity (LLC, INC, Corporation, Partnership) or an Individual(s).

Reviewing appraisal reports to determine if the property type is consistent with the underwritten property type, and evaluating the reports for evidence/indication of either owner or tenant occupancy.

For loans made to Individual borrowers, reviewing the LOI/LOE for the presence of an un-qualified statement of intent not to occupy the property, affirmation that the LOI/LOI cited address is consistent with the subject property address, and that signator(s) are consistent with the identified of the borrower(s)/guarantor(s). For loans made to Business Entity borrowers, the LOI/LOE is not a required document and loan file will not be cited if missing.

Reviewing the Final Form 1003/Loan application to ensure that the subject property listed is consistent with the subject property for the loan, and that the listed residence for the Individual(s) is an address other than the subject property.

For loans made to Individual borrowers, reviewing the Certification of Non-Owner Occupancy and Indemnity for the presence of a completed Primary Residence address including a verification that that the handwritten Primary Residence address differs from the subject property address, and is signed/dated as required. For loans made to Business Entity borrowers, the Certification of Non-Owner Occupancy and Indemnity is not a required document and loan file will not be cited if missing.

For loans made to Individual borrowers, verifying the presence of a complete Certification of Non-Owner Occupancy and Indemnity document for each individual borrower/co-borrower/guarantor identified within the subject note/guaranty agreement, including whether individual certifications or one certificate containing all required signatures is present. For loans made to Business Entity borrowers, the Certification of Non-Owner Occupancy and Indemnity is not a required document and loan file will not be cited if missing.

Confirming that the Primary Residence address(es) listed are compared for consistency between the Final Form 1003/Loan application(s) and the Certification(s) of Non-Owner Occupancy and Indemnity.

Documenting any exceptions and/or inconsistencies and reporting and/or marking such items for further dialogue.

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Valuation Review

Opus’s review will include a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property.

Opus’s review will include:

●	the appropriate form,

●	materially complete

●	the address matched the mortgage note,

●	in conformity with the guideline requirements for the property type in question,

●	completed by an appraiser that was actively licensed to perform the valuation,

●	completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA,

●	made and signed prior to the final approval of the mortgage loan application,

●	completed and dated within the guideline restrictions,

●	the current use of the property is legal or legal non-conforming (grandfathered)

●	Photos present for Subject property and comparables

●	the appraisal report does not include any apparent environmental problems

●	made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

FIRREA Title XI – Check for the presence of the appraiser’s license and review for the presence of any red flags that may pose a risk to the property or occupants

USPAP – Review the appraiser’s certification is present and executed within the original appraisal.

Valuation Waterfall

Loan originated with a full Appraisal will review to the following:

●	CU Score = < 2.5, no additional valuation required

●	To comply with Rating Agency criteria of inspection, photos and supporting valuation, Client may require an AVM and/or 2055 Drive By Appraisal. Client will provide written notification to Opus of any additional valuation products required.

●	CU Score . 2.5 or not applicable, desk review or like product to support Appraisal value within a 10% tolerance

●	If value is supported within 10% tolerance, nothing further is needed

●	If value is not supported within 10% tolerance, additional valuations products may be used to support the value, such as but not limited to: Field Review, BPO, Reconciliation, 2055 or 2nd Appraisal

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Only at Clients request and at Client’s expense, Opus can order any requested products for a Third Party Vendor that is currently set up to accept business from Opus. Alternately, Client may cause a third party velation products to be independently obtains by Opus from Client’s third party provider. If products are provided directly from Client and Opus does not have independent access, this will be noted in the Narrative.

Client expressly understands and agrees that Opus makes no representation or warrant as to the value of the subject property. Opus is not acting as an Appraisal Management Company and therefore it does not opine on the actual value of the subject property. Opus is not a ‘creditor’ within the meaning of ECOA or other lending laws and regulations, and therefore Opus will not have any communication with or responsibility to any individual consumer concerning property valuation.

Property Condition Review

The purpose of the Property Condition Review is to assess the overall condition of the subject property and identify any material concerns or red flags. This review is conducted using valuation products provided by the Client, with a focus on the following key areas:

Property Condition Assessment

●	The Consultant shall verify that the property is reported to be in average or better condition

●	If the property is identified as being in below average or worse condition, a Finding shall be issued

Property Damage Evaluation

●	The Consultant shall review the Appraiser’s comments and photos to determine if any significant damage is present

●	A Finding shall be issued if the estimated cost to cure exceeds 5% of the loan amount, up to a maximum of $20,000, or as otherwise specified in the applicable guidelines

Health and Safety Review

●	Key Safety Aspects

Structural Integrity:

▪	The home must be structurally sound, with no visible signs of major issues in the foundation, roof, or walls

Hazardous Materials:

●	The property must be free of hazardous materials like asbestos and peeling lead-based paint, especially in older homes

Pest Infestations:

▪	Evidence of termites or other pest infestations

Electrical Systems:

●	There should be no exposed electrical wires or loose wiring, and outlets must be properly installed

Consultant will identify potential safety hazards, including:

●	Broken windows or doors

●	Lack of handrails on stairs

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●	Signs of significant water damage or mold

Properties with cited health and safety/damage/deferred maintenance outside of VCC’s guideline allowance can be graded with a property condition “B” if there is an escrow holdback listed on the Settlement Statement/CD that covers the cost to cure for repairs.

Data Comparison

Opus will perform a data compare review of data fields provided by the Client via loan tape mutually agreed upon by the Parties to the applicable source documents found in the actual file. Opus will notate discrepancies in accordance with the tolerance levels provided by the Client.

Number of Units	Next Interest Rate Change Date	Occupancy
Amortization Term	ARM Initial Interest Rate Cap	Interest Rate
Amortization Type	ARM Initial Interest Rate Maximum	Qualifying Loan Amount
Primary Appraised Property Value	ARM Initial Interest Rate Minimum	Qualifying LTV
Borrower First Name	ARM Subsequent Interest Rate Cap	Initial Monthly P&I Or IO Payment
Borrower Last Name	ARM Lifetime Interest Rate Maximum	Term
Property City	ARM Lifetime Interest Rate Minimum	Prepayment Penalty Total Term
Sales Price	Property Type	Prepayment Penalty Calculation
Calculated DSCR	Lien Position	Loan Purpose
First Interest Rate Change Date	Final Qualifying Property Value	Purpose of Refinance
First Payment Change Date	Margin	Qualifying FICO
ARM Rate Index Type	Maturity Date	Property State
Interest Only Flag	Modification Flag	Property Address
ARM Subsequent Interest Rate Change Frequency	Note Date	Property Zip Code

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Multiple Loans to One Borrower: TPR firm reviewed common identifiers for all loans in the population and confirmed there were thirteen (13) obligors with multiple loans in the pool.

Guideline Review

Tape Discrepancies

Data Element	Count	Accuracy
Amortization Term	2	99.15%
Calculated DSCR	1	99.58%
Qualifying FICO	1	99.58%
Total Number of Loans	236

Loan Grading Definitions

Credit

S&P	Moody’s	Fitch	Kroll	DBRS	Definition
A	A	A	A	A	Loan conforms to all applicable guidelines, no conditions noted
B	B	B	B	B	Loan does not meet every applicable credit guideline. However, most of the loan characteristics are within the guidelines and there are documented and significant compensating factors
C	C	C	C	C	The loan does not meet every applicable credit guideline, and most of the loan characteristics are outside of guidelines; or there are weak or no compensating factors
D	D	D	D	D	The loan file is missing critical documentation required to perform the review

Property Valuation

Moody’s	Fitch	Kroll	DBRS	Definition
A	A	A	A	Value is within a 10% variance of third-party product. Appraisal meets lender guidelines. Subject property is 100% complete. Property condition is average or better. Standard GSE form was utilized. Appraiser is licensed. Appraisal is complete.
B	B	B	B	Meets all terms for an A, but property requires cosmetic or minor repairs that do not affect value or habitability
C	C	C	C	Any of the following items: Origination value and third-party valuation product value has a variance of 10% or greater, cannot validate value, property is incomplete, property condition is less than average, GSE form was not utilized, and/or the appraisal and/or does not meet guidelines
D	D	D	D	The loan file was missing the appraisal and/or other valuations products needed to complete the review

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S&P	Definition
A	First Level Review Value is within a 10% variance to the original appraisal. Appraisal meets lender guidelines. Subject property is 100% complete. Property condition is average or better. Standard GSE form was utilized. Appraiser is licensed. Appraisal is complete.
B	First Level Review Value is greater than a 10% variance to the original appraisal, but the second level review value is within 10% variance of the original appraised value. In addition, property requires cosmetic or minor repairs that do not affect value or habitability
C	Any of the following items: Second Level Review Value is greater than a 10% variance to the original appraisal, cannot validate value, property is incomplete, property condition is less than average, GSE form was not utilized, and/or the appraisal and/or does not meet guidelines
D	The loan file was missing the appraisal and/or other valuations products needed to complete the review

Loan Review Findings

The following summarizes Consultant’s final loan securitization and event grades assigned to the final reviewed loan pool and reported in the Agency Grading Report dated June 26, 2026.

Overall Grade Summary
DBRS and Kroll NRSRO Grade	# of Loans	% of Loans
A	107	45.34%
B	123	52.12%
C	6	2.54%
D	0	0.00%

Credit Grade Summary
DBRS and Kroll NRSRO Grade	# of Loans	% of Loans
A	111	47.03%
B	125	52.97%
C	0	0.00%
D	0	0.00%

Property Grade Summary
DBRS and Kroll NRSRO Grade	# of Loans	% of Loans
A	226	95.76%
B	4	1.69%
C	6	2.54%
D	0	0.00%

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GUIDELINE CREDIT REVIEW RESULTS

Of the two hundred thirty-six (236) mortgage loans reviewed by Opus, one hundred twenty-five (125) were assigned a Credit grade of “B” and involved lender-issued guideline exceptions. A total of one hundred eighty-two (182) credit exceptions were granted.

Additionally, 47.03% of the mortgage loans reviewed received a Credit grade of “A”.

GUIDELINE VALUATION REVIEW RESULTS

Of the two hundred thirty-six (236) mortgage loans reviewed by Opus, four (4) were assigned a Valuation grade of “B” and involved lender-issued guideline exceptions. A total of two (2) valuation exceptions were granted.

Of the two hundred thirty-six (236) mortgage loans reviewed by Opus, six (6) were assigned a Valuation grade of “C”.

Additionally, 95.76% of the mortgage loans reviewed received a Valuation grade of “A”.

Non-Owner Occupancy Review

Tape Discrepancies

Data Element	Count	Accuracy
Amortization Term	3	98.06%
Total Number of Loans	155

Loan Grading

Overall Grade Summary
DBRS and Kroll NRSRO Grade	# of Loans	% of Loans
A	155	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%

Credit Grade Summary
DBRS and Kroll NRSRO Grade	# of Loans	% of Loans
A	155	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%

N/O/O CREDIT REVIEW RESULTS

Of the one hundred fifty-five (155) mortgage loans reviewed by Opus, none (0) were assigned a property grade of “C”.

Additionally, 100.00% of the mortgage loans reviewed received a Credit grade of “A”.

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Loans Reviewed: 447

864872	977885	429494	266728	324021	157860	257574
956791	921522	261872	889493	354993	648046	177406
251131	720407	750476	913816	947002	147690	917472
951242	664371	705017	856777	550878	714213	172689
116795	298698	271585	798889	356931	122491	652744
937216	808790	724555	415446	402301	446888	694180
774393	430886	324946	341367	280469	696478	791897
794277	677388	297582	533555	577617	108231	334588
144128	546794	500704	666640	802607	686671	949432
592233	567909	284889	802083	360260	443683	213898
910153	828424	470681	577889	710819	745538	117872
509320	892197	525384	289670	283818	760244	622318
812066	544235	369473	902501	966116	394457	258884
295275	980686	761355	429448	732870	959785	863200
820231	202794	747465	346743	408931	801166	907168
965581	190139	392677	713996	267877	189637	199555
574641	519811	318642	979742	771633	884494	382744
829503	173463	463054	562860	275616	870864	604663
961804	226613	606851	648742	624415	239183	386834
378174	951698	521146	223638	965278	172544	245552
197913	236502	139257	429204	653456	519567	925942
439526	127284	524020	323309	876367	923536	284560
666542	434577	795147	134810	198058	476497	753406
731008	364038	792249	434306	694780	842821	281604
828193	823903	913555	291369	188249	613313	364424
688478	830701	267530	913153	470428	710713	206328
528028	479942	645685	148532	778379	306695	187681
718868	700203	459628	772866	371504	655247	339135
519542	480444	207832	560646	965038	471792	176957
133527	679661	948619	314454	175052	305284	340374
838960	456125	465921	207251	780562	709835	338761
171252	332519	422049	402020	348922	695253	351486
650540	672119	210114	503821	727136	276468	895860
578242	470645	580038	755668	872525	828692	180772
135463	891256	600251	200282	693754	723837	172700
910788	859488	868980	784373	441880	364599	841130
450911	790267	577876	260034	344830	214634	703259
614751	598229	602297	455977	573748	761600	991377
914841	842178	757494	230272	678896	561473	277011
759244	881136	729031	721993	720033	349601	475540
200167	139305	624692	266474	419849	618133	636482
139496	506473	335549	125047	198787	311157	427529
247611	108725	596745	995988	222715	743344	594207
350813	740692	786575	425974	471269	608695	384260

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642836	679339	140011	531627	782314	643815	597551
816638	313017	794771	718136	506994	904058	497466
604358	998137	136448	711972	441032	337178	595498
847346	656868	980886	529059	922614	765031	134351
564773	944348	297478	834326	861024	327335	580386
349439	768839	956466	471720	115322	519821	743703
103879	333102	691051	549907	340071	395921	202534
490727	186517	760187	252916	698237	331428	233752
434433	645828	407226	553573	385465	446038	979929
409877	171035	151331	827354	389057	263610	843257
992735	330074	301595	537392	718726	469907	363854
767417	535442	647093	341017	135891	629519	655296
200296	938869	107309	262864	406465	873928	454148
655511	275558	813545	516095	764208	318627
627091	166910	702049	404769	324088	477289
870804	297635	746356	606709	166479	954325
401873	755066	809385	915663	486890	200931
456850	688179	737037	860927	737725	207383
680870	552052	586078	504729	394096	787251
822414	674723	243592	736909	327991	297681
340961	615928	235868	562057	639763	308366

If you have any questions, please contact Uriah Clavier at Uriah.Clavier@opuscmc.com.

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